Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT, dated as of September 7, 2012 (this “Agreement”), to the Credit Agreement, dated as of January 19, 2011 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership (the “Borrower”), AMERICAN ASSETS TRUST, INC. a Maryland corporation (“REIT”), the lenders from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) and BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and the Required Lenders propose to amend various provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement:

1.1 New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Material Acquisition” means an acquisition by the REIT or a Subsidiary thereof of property and assets or businesses of any Person, or of assets constituting a business unit, a line of business or division of such Person, or 100% of the Equity Interests in a Person, in each case that (i) constitutes an Investment that is permitted under Section 7.03 and no Default would result therefrom and (ii) involves payment of aggregate purchase consideration of more than U.S.$100,000,000 paid by the REIT or such Subsidiary in immediately available funds upon consummation of such acquisition.

“Material Acquisition Period” means each period that commences on the date that a Material Acquisition is consummated through and including the last day of the third full fiscal quarter that follows such date.

1.2 Definition of Change In Law. The definition of “Change in Law” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

1.3 Section 7.11(b). Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Consolidated Secured Leverage Ratio. Permit (i) at any time other than during a Material Acquisition Period, Consolidated Total Secured Indebtedness to be greater than 50% of the Secured Total Asset Value at such time (ii) at any time during a Material Acquisition Period, Consolidated Total Secured Indebtedness to be greater than 55% of the Secured Total Asset Value at such time.

SECTION 2. Conditions to Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.

SECTION 3. Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties made by it in the Credit Agreement, and the other Loan Documents, in each case, after giving effect to the amendments to the Credit Agreement contemplated hereby, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification and (iii) the representation and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement). Each of the Loan Parties additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders that:

(a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or

2

authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) no Default or Event of Default has occurred and is continuing;

(e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries; and

(f) nothing contained in this Agreement, including the amendments to the Credit Agreement effected pursuant hereto, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6. Ratification.

(a) The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of

3

any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4

SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[The remainder of this page left blank intentionally]

5

IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

AMERICAN ASSETS TRUST, L.P.

BY:	AMERICAN ASSETS TRUST, INC., its General Partner

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: President & CEO

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

GUARANTORS:

AMERICAN ASSETS TRUST MANAGEMENT

LLC

PACIFIC DEL MAR ASSETS LLC

PACIFIC CARMEL MOUNTAIN ASSETS LLC

PACIFIC SOLANA BEACH ASSETS LLC

RANCHO CARMEL PLAZA LLC

PACIFIC OCEANSIDE HOLDINGS LLC

DEL MONTE SAN JOSE HOLDINGS LLC

KEARNY MESA BUSINESS CENTER LLC

DEL MONTE CENTER HOLDINGS LLC

BEACH WALK HOLDINGS LLC

ICW PLAZA MERGER SUB LLC

PACIFIC SOUTH COURT ASSETS LLC

PACIFIC TORREY DAYCARE ASSETS LLC

LANDMARK VENTURE JV, LLC

PACIFIC FIRECREEK HOLDINGS, LLC

IMPERIAL STRAND LLC

MARINER’S POINT, LLC

PACIFIC TORREY RESERVE WEST ASSETS LLC

BROADWAY 101 SORRENTO HOLDINGS, LLC

BROADWAY 225 SORRENTO HOLDINGS, LLC

BROADWAY 101 STONECREST HOLDINGS, LLC

BROADWAY 225 STONECREST HOLDINGS, LLC

EBW HOTEL LLC

WAIKELE VENTURE HOLDINGS LLC

VISTA HACIENDA LLC

PACIFIC SANTA FE ASSETS LLC

By: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

PACIFIC TORREY RESERVE WEST
HOLDINGS, L.P.

BY:PACIFIC TORREY RESERVE WEST ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY:AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

CARMEL COUNTRY PLAZA, L.P.

BY: PACIFIC DEL MAR ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

PACIFIC CARMEL MOUNTAIN HOLDINGS, L.P.

BY: PACIFIC CARMEL MOUNTAIN ASSETS LLC, ITS GENERAL PARTNER

BY:AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

PACIFIC SOLANA BEACH HOLDINGS, L.P.

BY: PACIFIC SOLANA BEACH ASSETS LLC, ITS GENERAL PARTNER

BY:AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

RANCHO CARMEL HOLDINGS, LLC

BY: RANCHO CARMEL PLAZA LLC, ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

ABW LEWERS LLC

BY: BEACH WALK HOLDINGS LLC, ITS MANAGING MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

ICW PLAZA HOLDINGS, LLC

BY: ICW PLAZA MERGER SUB LLC, ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer &
President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

PACIFIC TORREY DAYCARE HOLDINGS, L.P.

BY: PACIFIC TORREY DAYCARE ASSETS, LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert f. Barton
Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

SB TOWNE CENTRE LLC

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

SB CORPORATE CENTRE LLC

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

PACIFIC SANTA FE HOLDINGS, L.P.

BY: PACIFIC SANTA FE ASSETS LLC,
ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS
SOLE MEMBER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer &
President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

AMERICAN ASSETS TRUST, INC.

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Third Amendment to AAT Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bank of America, N.A.

[Signature Page to Third Amendment to AAT Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Bank of America, N.A.

[Signature Page to Third Amendment to AAT Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Wells Fargo Bank, N.A.

[Signature Page to Third Amendment to AAT Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keybank National Association

[Signature Page to Third Amendment to AAT Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Royal Bank of Canada

[Signature Page to Third Amendment to AAT Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ U.S. Bank National Association

[Signature Page to Third Amendment to AAT Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ PNC Bank, National Association

[Signature Page to Third Amendment to AAT Credit Agreement]